Exhibit 99.1

Revised Financial and Business Information

Explanatory Notes

On August 20, 2002, Newport Corporation announced a reorganization of its operating segments and the planned divestiture of its operations in Plymouth, Minnesota, along with other cost cutting initiatives. As a result of the reorganization, Newport now operates in two market-focused business segments: Advanced Packaging and Automation Systems and Industrial and Scientific Technologies. In connection with the reorganization, the Company also revised the manner in which it measures its segment operating income. Operating income reported for each individual business segment now includes only the costs that are directly attributable to the operations of that segment, and excludes corporate expenses, interest expense, income taxes, restructuring and other non-recurring charges. In addition, in accordance with generally accepted accounting principles, the Plymouth operations now represent a discontinued operation, which requires the Company to revise its previously issued financial statements to remove all previously reported operating results for Plymouth from the Company’s continuing operations. To reflect the impact of the reorganization of its operating segments, the change in the manner in which it measures segment operating income, and to reflect the discontinuation of the Plymouth operations, the following unaudited financial and business information regarding the Registrant for the six quarters in the period ended June 30, 2002 are presented:

1.    Consolidated statements of operations

2.    Consolidated balance sheets

3.    Sales and order intake by market segment

4.    Business segment information

The accompanying financial information excludes all financial statement disclosures and other information required by generally accepted accounting principles and Securities and Exchange Commission (SEC) rules and regulations. However, the Company has previously filed with the SEC financial statements for each of the above noted periods that were prepared in accordance with generally accepted accounting principles and SEC Rules and Regulations, and the accompanying financial information is derived from the books and records of the Company that were used to prepare those financial statements. Accordingly, the accompanying information should be read in conjunction with Newport’s condensed consolidated financial statements and notes thereto filed with the SEC for each respective period. We believe that quarter-to-quarter comparisons of results from operations, or any other similar period-to-period comparisons, should not be construed as reliable indicators of our future performance.

Certain information contained herein, such as information regarding Newport’s orders, may be deemed to be forward looking information. As discussed in Newport’s Annual Report on Form 10-K for the year ended December 31, 2001 and its subsequent SEC reports, assumptions relating to such information involve judgments and risks, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Newport. Although Newport believes that the assumptions underlying the forward-looking information are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in the forward-looking information will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by Newport or any other person. Newport undertakes no obligation to revise the forward-looking information contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NEWPORT CORPORATION
Consolidated Statements of Operations

	Three months ended						Year ended December 31, 2001
(In thousands, except share and per share amounts)	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001	March 31, 2001

Net sales	$ 43,021	$ 43,018	$ 43,524	$ 57,232	$ 92,526	$ 96,681	$ 289,963
Cost of sales	27,612	29,332	27,435	36,743	53,168	52,635	169,981
Inventory reserves	—	—	—	22,717	—	—	22,717

Gross profit	15,409	13,686	16,089	(2,228)	39,358	44,046	97,265

Selling, general and administrative expense	12,546	11,228	11,244	13,956	14,827	17,284	57,311
Research and development expense	6,339	6,103	5,723	6,694	6,756	6,900	26,073
Restructuring and impairment charges	—	—	—	11,584	—	—	11,584
Acquisition and other non-recurring charges	—	—	—	—	—	10,683	10,683

Income (loss) from operations	(3,476)	(3,645)	(878)	(34,462)	17,775	9,179	(8,386)

Interest and other income (expense), net	2,164	2,524	3,360	3,035	3,457	3,934	13,786
Asset write-down	(6,490)	—	—	—	—	—	—

Income (loss) from continuing operations before income taxes	(7,802)	(1,121)	2,482	(31,427)	21,232	13,113	5,400

Income tax provision (benefit)	(1,424)	(346)	623	(10,246)	7,000	4,552	1,929

Tax Rate	18.3	30.9	25.1	32.6	33.0	34.7	35.7

Income (loss) from continuing operations	(6,378)	(775)	1,859	(21,181)	14,232	8,561	3,471

Loss from discontinued operations, net of tax	(973)	(3,392)	(1,756)	(4,278)	(2,090)	(1,619)	(9,743)
Cumulative effect of a change in accounting principle, net of tax	—	(14,500)	—	—	—	—	—

Net income (loss)	$ (7,351)	$ (18,667)	$ 103	$ (25,459)	$ 12,142	$ 6,942	$ (6,272)

Earnings (loss) per share, basic:
Income (loss) from continuing operations	($0.17)	($0.02)	$0.05	($0.58)	$0.39	$0.24	$0.10
Loss from discontinued operations, net of tax	($0.02)	($0.09)	($0.05)	($0.12)	($0.06)	($0.05)	($0.27)
Cumulative effect of a change in accounting principle, net of tax	$0.00	($0.39)	$0.00	$0.00	$0.00	$0.00	$0.00
Net income (loss)	($0.19)	($0.50)	$0.00	($0.70)	$0.33	$0.19	($0.17)

Earnings (loss) per share, diluted:
Income (loss) from continuing operations	($0.17)	($0.02)	$0.05	($0.58)	$0.38	$0.22	$0.09
Loss from discontinued operations, net of tax	($0.02)	($0.09)	($0.05)	($0.12)	($0.06)	($0.04)	($0.26)
Cumulative effect of a change in accounting principle, net of tax	$0.00	($0.39)	$0.00	$0.00	$0.00	$0.00	$0.00
Net income (loss)	($0.19)	($0.50)	$0.00	($0.70)	$0.32	$0.18	($0.17)

Number of shares used to calculate earnings (loss) per share:
Basic	37,969	37,257	36,614	36,487	36,354	36,165	36,405
Diluted	37,969	37,257	37,825	36,487	37,849	37,988	37,830

As a percent of net sales:
Gross profit	35.8	31.8	37.0	(3.9)	42.5	45.6	33.5
Selling, general and administrative expense	29.2	26.1	25.8	24.4	16.0	17.9	19.8
Research and development expense	14.7	14.2	13.1	11.7	7.3	7.1	9.0
Income (loss) from operations	(8.1)	(8.5)	(2.0)	(60.2)	19.2	9.5	(2.9)
Income (loss) from continuing operations before income taxes	(18.1)	(2.6)	5.7	(54.9)	22.9	13.6	1.9
Income (loss) from continuing operations	(14.8)	(1.8)	4.3	(37.0)	15.4	8.9	1.2
Net income (loss)	(17.1)	(43.4)	0.2	(44.5)	13.1	7.2	(2.2)

Please See Attached Explanatory Notes

NEWPORT CORPORATION
Consolidated Balance Sheets

(In thousands)	Unaudited		Audited	Unaudited
	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001	March 31, 2001
Cash and cash equivalents	$8,319	$7,964	$7,107	$4,477	$19,004	$16,572
Marketable securities	268,868	254,217	274,494	263,921	244,758	257,345
Customer receivables, net	33,054	35,440	35,833	58,298	72,698	79,647
Inventories	93,888	91,511	96,424	94,421	118,959	102,395
Deferred tax assets	9,941	11,846	11,091	27,423	17,648	17,674
Assets of operations held for sale	—	15,517	—	—	—	—
Other current assets	15,192	14,626	15,172	9,218	8,175	6,884

Total current assets	429,262	431,121	440,121	457,758	481,242	480,517

Property, plant and equipment, at cost, net	44,097	43,336	45,460	47,567	49,341	43,632
Goodwill, net	55,395	59,197	27,056	27,433	29,193	28,412
Deferred tax assets	20,759	22,240	22,240	—	—	—
Investments and other assets	9,603	8,693	9,000	8,890	8,388	8,498

	$559,116	$564,587	$543,877	$541,648	$568,164	$561,059

Accounts payable	$10,509	$10,565	$12,939	$14,259	$19,382	$26,833
Accrued payroll and related expenses	10,376	9,135	12,813	13,013	12,632	10,179
Current portion of long-term debt	2,000	4,040	6,189	7,958	8,276	8,094
Accrued restructuring costs	3,421	4,241	5,460	—	—	—
Deferred revenue	4,608	2,533	823	673	1,623	3,602
Liabilities of assets held for sale	—	5,924	—	—	—	—
Other current liabilities	8,647	10,003	12,579	13,910	13,257	10,619

Total Current Liabilities	39,561	46,441	50,803	49,813	55,170	59,327

Long-term debt	2,583	3,748	3,409	4,479	4,496	7,075
Other liabilities	261	—	658	1,294	1,290	1,287
Stockholders’ equity	516,711	514,398	489,007	486,062	507,208	493,370

	$559,116	$564,587	$543,877	$541,648	$568,164	$561,059

Please See Attached Explanatory Notes

NEWPORT CORPORATION
Sales and Orders (Intake) by Market Segment

(In thousands, except percentages)							Year ended December 31, 2001
	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001	March 31, 2001

Sales by Market Segment

Fiber Optic Communications	$3,533	$4,969	$7,044	$14,615	$36,133	$44,439	$102,231
Semiconductor Equipment	16,274	16,037	12,324	22,006	27,292	24,971	86,593
Aerospace and Research	13,727	12,534	13,002	8,142	11,500	11,860	44,504
Computer Peripherals	1,185	704	728	954	1,863	1,811	5,356
Other	8,302	8,774	10,427	11,514	15,738	13,600	51,279

Total – Continuing Operations	43,021	43,018	43,525	57,231	92,526	96,681	289,963

Industrial Metrology Systems Division	—	4,768	6,035	4,877	5,220	7,672	23,804
Minnesota Operations	954	899	766	795	1,153	2,388	5,102

Total including discontinued operations	$43,975	$48,685	$50,326	$62,903	$98,899	$106,741	$318,869

As a percentage of net sales:
Fiber Optic Communications	8.2	11.6	16.2	25.5	39.1	46.0	35.3
Semiconductor Equipment	37.8	37.3	28.3	38.5	29.5	25.8	29.9
Aerospace and Research	31.9	29.1	29.9	14.2	12.4	12.3	15.3
Computer Peripherals	2.8	1.6	1.7	1.7	2.0	1.9	1.8
Other	19.3	20.4	24.0	20.1	17.0	14.1	17.7

Total – Continuing Operations	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Orders by Market Segment

Fiber Optic Communications	$5,072	$4,441	$4,898	$6,196	$11,866	$36,426	$59,386
Semiconductor Equipment	20,543	14,145	6,682	6,460	16,453	18,930	48,525
Aerospace and Research	13,428	10,078	11,948	11,827	9,257	8,691	41,723
Computer Peripherals	3,505	978	986	630	1,145	2,017	4,778
Other	6,739	8,577	8,662	8,496	10,453	15,762	43,373

Total – Continuing Operations	49,287	38,219	33,176	33,609	49,174	81,826	197,785

Industrial Metrology Systems Division	—	4,532	5,122	4,531	5,517	7,591	22,761
Minnesota Operations	1,136	1,328	612	454	513	1,493	3,072

Total including Discontinued Operations	$50,423	$44,079	$38,910	$38,594	$55,204	$90,910	$223,618

As a percentage of total orders:
Fiber Optic Communications	10.3	11.6	14.8	18.4	24.1	44.5	30.0
Semiconductor Equipment	41.7	37.0	20.1	19.2	33.5	23.1	24.5
Aerospace and Research	27.2	26.4	36.0	35.2	18.8	10.6	21.1
Computer Peripherals	7.1	2.6	3.0	1.9	2.3	2.5	2.4
Other	13.7	22.4	26.1	25.3	21.3	19.3	21.9

Total – Continuing Operations	100.0	100.0	100.0	100.0	100.0	100.0	100.0

Book-to-Bill

Fiber Optic Communications	1.44	0.89	0.70	0.42	0.33	0.82	0.58
Semiconductor Equipment	1.26	0.88	0.54	0.29	0.60	0.76	0.56
Aerospace and Research	0.98	0.80	0.92	1.45	0.80	0.73	0.94
Computer Peripherals	2.96	1.39	1.35	0.66	0.61	1.11	0.89
Other	0.81	0.98	0.83	0.74	0.66	1.16	0.85

Total – Continuing Operations	1.15	0.89	0.76	0.59	0.53	0.85	0.68

Please See Attached Explanatory Notes

NEWPORT CORPORATION
Business Segment Information

(In thousands, except percentages)	Three months ended						Year ended December 31, 2001
	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001	March 31, 2001

Industrial and Scientific Technologies:
Net sales to external customers	$ 29,933	$ 33,217	$ 30,318	$ 34,649	$ 52,296	$ 61,760	$ 179,023
Segment income (loss)	3,348	4,558	3,371	5,320	14,146	18,951	41,788
Segment income (loss) as a percent of segment sales	11.2	13.7	11.1	15.4	27.0	30.7	23.3

Advanced Packaging and Automation Systems:
Net sales to external customers	13,088	9,801	13,206	22,583	40,230	34,921	110,940
Segment income (loss)	(4,442)	(6,168)	(2,091)	(1,602)	7,000	5,570	8,877
Segment income (loss) as a percent of segment sales	(33.9)	(62.9)	(15.8)	(7.1)	17.4	16.0	8.0

Unallocated amounts:
Operating expenses	(2,382)	(2,035)	(2,158)	(3,879)	(3,371)	(4,659)	($14,067)
Restructuring and impairment charges	—	—	—	(34,301)	—	—	(34,301)
Acquisition and other non-recurring charges	—	—	—	—	—	(10,683)	(10,683)
Interest and other income (expense), net	2,164	2,524	3,360	3,035	3,457	3,934	13,786
Asset write-down	(6,490)	—	—	—	—	—	—

Consolidated:
Net sales	43,021	43,018	43,524	57,232	92,526	96,681	289,963
Income (loss) from continuing operations before income taxes	(7,802)	(1,121)	2,482	(31,427)	21,232	13,113	5,400
Income (loss) from continuing operations before income taxes as a percent of net sales	(18.1)	(2.6)	5.7	(54.9)	22.9	13.6	1.9

NOTE: Segment information represents results from continuing operations

Please See Attached Explanatory Notes